NETSOL TECHNOLOGIES

3Q23 EARNINGS RESULTS

Thursday, May 11, 2023

SAFE HARBOR STATEMENT

This presentation may contain forward-looking statements relating to the development of NETSOL Technologies' products and services and future operating results, including statements regarding the Company that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The words "believe," "expect," "anticipate," "intend," variations of such words, and similar expressions, identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, but their absence does not mean that the statement is not forward-looking. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Factors that could affect the Company's actual results include the progress and costs of the development of products and services and the timing of the market acceptance. Any forward-looking statements contained herein speak only as of the date hereof. The Company undertakes no obligation to update or review any forward-looking statements.

This presentation may reference non-GAAP measures such as EBITDA. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. The Company uses EBITDA as a measure of the Company's operating trends. Investors are cautioned that EBITDA is not a measure of liquidity or of financial performance under Generally Accepted Accounting Principles (GAAP). The EBITDA numbers presented may not be comparable to similarly titled measures reported by other companies. EBITDA, while providing useful information, should not be considered in isolation or as an alternative to net income or cash flows as determined under GAAP. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company's SEC filings.

NETSOL is a leading Fintech IT company providing software solutions to the global leasing and finance industry

THIRD QUARTER HIGHLIGHTS

Global customer growth

- Multi-million-dollar agreement with Kubota, a leading Japanese equipment finance company
- Went live with API-first and cloud-based calculation engine Flex for UK based business finance provider

Expansion into North American markets

- Establishing client support and center of excellence in Austin, TX
- Identifying and evaluating M&A opportunities

Cost reduction initiatives driving leaner and more efficient business model

- Significant estimated in savings by fiscal year end

"We are focused on driving enhanced growth both in North America and across our entire business"

\- Najeeb Ghauri,
Co-Founder,
Chairman, and CEO

GROWING BASE OF CUSTOMERS AND PARTNERSHIPS

NETSOL has built a strong customer base highlighted by global industry leaders across the leasing and finance industries

New customers and partnerships in the third quarter include:

- ✓ Multi-million-dollar agreement with leading Japanese equipment finance company based in Australia
- ✓ Agreement and go-live with Haydock Finance for API-first and cloud-based calculation engine Flex
- ✓ Partnership extension with Amazon Web Services and status as API Gateway Delivery Partner
- ✓ Teaming agreement with Digital Intelligence Systems to support U.S. expansion

COMPREHENSIVE SUITE OF PRODUCTS TO MEET CUSTOMER NEEDS

NFS ASCENT	NFS DIGITAL	otoz
Extremely adaptive retail and wholesale platform for the global finance and leasing industry	Robust digital transformation solutions to augment and enhance customer ecosystems	White-labelled SaaS platform for OEMs, auto-captives, dealers and start-ups

NETSOL has also recently launched:

- **AppexNow** — A new "API-first" marketplace targeting the global credit, finance, and leasing industry
- **AWS Partnership** — Innovative cloud-based solutions at scale

ROBUST GEOGRAPHIC PRESENCE AND EXPERIENCE


40+
Years in the Americas
25+
Years in Europe
20+
Years in the APAC

$200B+
Assets managed globally

300+
Successful implementations

200+
Global clients

25K+
Users globally

7K+
Connected interfaces

100%
Project success rate

INVESTING IN GROWTH ACROSS NORTH AMERICA

Growing North American Sales

- 12.5% growth in NA sales compared to 3Q22
- Multi-million-dollar contract with tier 1 automotive provider
- Otoz product offering live in 53 dealers across 24 U.S. states

Establishing support and delivery center in Austin, TX

- Accommodate all sales and support staff based in North American region
- Facilitate growing customer base across North American region

Actively identifying and evaluating M&A opportunities


NETSOL headquarters
Support and delivery center

The United States is NETSOL's most vibrant market with ~50% of the U.S. leasing market still captive finance

ESTABLISHING NETSOL AS A SaaS/FINTECH IT COMPANY

Sequential Subscription and Support Revenue Growth Driven by Increased Demand for SaaS/AI/Cloud Offerings



6.8
6.6
6.4
6.2
6
5.8
5.6
4Q22
1Q23
2Q23
3Q23
In millions

- AI & SaaS offerings represent a tremendous market opportunity, especially in the U.S.
- SaaS/cloud-based products drive recurring high-margin revenue model
- Flagship NFS Ascent and Otoz platforms currently offered via SaaS/cloud model
- Increasing customer access to industry specific generative AI and machine learning technology through AWS partnership

Anticipate fiscal 2023 annual recurring revenue of over $25 million

COST REDUCTION INITIATIVES GENERATING SAVINGS ACROSS BUSINESS

Significant
savings expected by fiscal year end 2023

Implementing cost efficiency initiatives to drive enhanced growth

- Expected 25% reduction in headcount by Q1 2024
- Expected material positive impact on net profit, earnings per share, and EBITDA in fiscal year 2024
- Ability to allocate capital to growth in NA market, SaaS/AI/cloud-based offerings, and other opportunities

SELECTED FINANCIALS

in thousands		3Q23	Constant Currency	3Q22
Net revenues		**$13,506**	**$14,101**	**$14,809**
	License fees	$1,983	$2,100	$1,621
	Subscription and Support	$6,656	$6,819	$6,554
	Services revenue	$4,867	$5,182	$6,634
Gross profit		**$4,705**	**$2,410**	**$5,835**
Operating expense		$(5,635)	$(6,864)	$(6,374)
Other income		$5,401	$7,912	$679
Net income (loss)		**$2,545**	**$1,233**	**$(278)**
Adjusted EBITDA		**$3,258**	-	**359**

Strong balance sheet with $15.3 million in cash and cash equivalents; Stockholders equity of $41.0 million or $3.63 per share

EXCITING OUTLOOK AND MARKET OPPORTUNITY

Expanding into the largely untapped North American market

- United States represents NETSOL's most vibrant growth opportunity
- Client support facility in Austin, TX
- Actively pursuing M&A opportunities

Establishing NETSOL as a SaaS/Fintech IT provider

- Rapidly increasing demand for SaaS/cloud/AI-based presents tremendous market opportunity
- SaaS/cloud-based products generate high-margin recurring revenue for the business

Implementing cost reduction initiatives across the business

- Significant reduction in headcount
- Expect to see savings impact bottom line in first half of fiscal 2024
- Allocate additional capital to growth opportunities

NETSOL®

Q&A

APPENDIX

NON-GAAP RECONCILIATION

	For the Three Months Ended March 31,		For the Nine Months Ended March 31,	
	2023	2022	2023	2022
Net Income (loss) attributable to NetSol	$ 2,544,623	$ (278,470)	$ (169,032)	$ 1,316,284
Non-controlling interest	1,697,908	260,998	1,571,629	1,655,287
Income taxes	227,718	157,604	641,122	526,737
Depreciation and amortization	782,966	947,933	2,519,469	2,869,671
Interest expense	188,137	85,916	512,110	277,737
Interest (income)	(263,794)	(364,161)	(1,005,557)	(1,123,547)
EBITDA	$ 5,177,558	$ 809,820	$ 4,069,741	$ 5,522,169
Add back:				
Non-cash stock-based compensation	52,392	49,933	198,559	78,225
Adjusted EBITDA, gross	$ 5,229,950	$ 859,753	$ 4,268,300	$ 5,600,394
Less non-controlling interest (a)	(1,971,516)	(500,805)	(2,363,688)	(2,382,721)
Adjusted EBITDA, net	$ 3,258,434	$ 358,948	$ 1,904,612	$ 3,217,673
Weighted Average number of shares outstanding				
Basic	11,283,954	11,249,606	11,270,466	11,249,449
Diluted	11,283,954	11,249,606	11,270,466	11,249,449
Basic adjusted EBITDA	$ 0.29	$ 0.03	$ 0.17	$ 0.29
Diluted adjusted EBITDA	$ 0.29	$ 0.03	$ 0.17	$ 0.29